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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2001 (May 23, 2001)


                           J. ALEXANDER'S CORPORATION
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             (Exact name of registrant as specified in its charter)

          Tennessee                     1-08766                62-0854056
------------------------------   ------------------------    -----------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
 of incorporation)                                           Identification No.)

              P.O. Box 24300
           3401 West End Avenue
           Nashville, Tennessee                               37203
------------------------------------------               ----------------
 (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (615) 269-1900



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.     Other Events
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         On May 23, 2001, J. Alexander's Corporation (the "Company") issued a press release stating that its Board of Directors had authorized the repurchase of up to $1 million worth of shares of the Company's common stock. The press release is filed as an exhibit hereto and is incorporated by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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       Exhibit 99.1 Press release dated May 23, 2001.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   J. ALEXANDER'S CORPORATION


Date: May 31, 2001                 By: /s/ R. Gregory Lewis
                                       -----------------------------------------
                                       R. Gregory Lewis
                                       Vice President, Chief Financial Officer
                                       and Secretary





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                                  EXHIBIT INDEX



No.          Exhibit
---          -------
99.1         Press release dated May 23, 2001.
